EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary and Community Bank Directors, and any and all pre-effective or post–effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 16, 2010	/s/ Gary E. Anderson

Print Name: Gary E. Anderson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary and Community Bank Directors, and any and all pre-effective or post–effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2010	/s/ Terence F. Moore

Print Name: Terence F. Moore

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary and Community Bank Directors, and any and all pre-effective or post–effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 14, 2010	/s/ Larry D. Stauffer

Print Name: Larry D. Stauffer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary and Community Bank Directors, and any and all pre-effective or post–effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2010	/s/ Franklin C. Wheatlake

Print Name: Franklin C. Wheatlake